EXHIBIT 31.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett White, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Cushman & Wakefield plc for the year ended December 31, 2018;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

Date: April 30, 2019

/s/ Brett White

Brett White

Chairman and Chief Executive Officer